                                                                    EXHIBIT 10.9

                          CENTERPOINT PROPERTIES TRUST

                             STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of May 16, 2003 between CenterPoint Properties Trust, a Maryland real estate investment trust (the "Company"), and Nicholas C. Babson (the "Optionee").

          This Agreement is made pursuant to, and is governed by, the CENTERPOINT PROPERTIES TRUST 2003 OMNIBUS EMPLOYEE RETENTION AND INCENTIVE PLAN (THE "2003 PLAN"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the Plan. In this Agreement, "shares" means shares of the Company's Common Stock or other securities resulting from an adjustment under Article 8 of the Plan.

          The parties agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee an option (the "Option") to purchase 5,000 shares under the terms and conditions hereof.

     2. TERM. The Option becomes exercisable and terminates in accordance with the schedule set forth in Section 5 hereof; provided, however, that in the event employment of the Optionee with the Company or a Subsidiary terminates for any reason, the Option shall terminate in accordance with the provisions of Section 7.2 of the Plan.

     3. PRICE. The price of each share purchased by exercise of the Option is $60.55.

     4. PARTIAL EXERCISE. The Option, to the extent exercisable under Section 5 hereof, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains tot he entire number of shares then covered by the Option.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     5.   EXERCISE PERIOD.

          (a) Except as otherwise provided in the Plan or in this Agreement, the Option shall become exercisable as follows:

                       Time Period                                 Exercisable
----------------------------------------------------------------------------------
Prior to the first anniversary of the date of this Agreement     None
----------------------------------------------------------------------------------
After the first anniversary of the date of this Agreement        One-fifth
----------------------------------------------------------------------------------
After the second anniversary of the date of this Agreement       Two-fifths
----------------------------------------------------------------------------------
After the third anniversary of the date of this Agreement        Three-fifths
----------------------------------------------------------------------------------
After the fourth anniversary of the date of this Agreement       Four-fifths
----------------------------------------------------------------------------------
After the fifth anniversary of the date of this Agreement        All
----------------------------------------------------------------------------------

          (b) If it has not previously terminated pursuant to the terms of the Plan or this Agreement, the Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

     6. METHOD OF EXERCISE. The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

     7. ISO TREATMENT. It is intended that the Option shall qualify as an "incentive stock option" as described in Section 422 of the Internal Revenue Code of 1986, as amended.

     8. RIGHTS OF STOCKHOLDER. No person, estate, or other entity will have the rights of a stockholder with respect to shares subject to the Options until a certificate or certificates for these shares have been delivered to the person exercising the option.

     9. RIGHTS OF THE COMPANY. This Agreement does not affect the Company's right to take any corporate action, including other changes in its right to recapitalize, reorganize or consolidate, issue bonds, notes or stock, including preferred stock or options therefor, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

     10. CHANGES IN CAPITALIZATION. Upon the occurrence of an event described in Section 8.1(a) of the Plan, the Committee shall make the adjustments specified in Section 8.1(b) of the Plan.

     11. TAXES. The company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the company may defer making delivery until it is indemnified to its satisfaction for that tax.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     12. COMPLIANCE WITH LAWS. Options are exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the Common Stock is listed at any time. Options may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable. Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option. In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

     13. STOCK LEGENDS. Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

     14. ASSIGNABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution. G the Optionee's lifetime, the Option shall be exercisable only by the Optionee, except as otherwise provided herein. The Option shall be transferable, on the Optionee's death, to the Optionee's estate and shall be exercisable, during the Optionee's lifetime, by the Optionee's guardian or legal representative.

     15. NO RIGHT OF EMPLOYMENT. Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee's employment at any time.

     16. AMENDMENT OF OPTION. The Company may alter, amend, or terminate the Option only with the Optionee's consent, except for adjustments expressly provided by this Agreement.

     17. CHOICE OF LAW. The provisions of Section 9.6 of the Plan, concerning choice of law, shall govern this Agreement.

     18. MISCELLANEOUS. This Agreement is subject to and controlled by the Plan. Any inconsistency between this Agreement and said Plan shall be controlled by the Plan. This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them. Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     19. NOTICES. All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows: if to the Company, to the Company's principal office, and if to the Optionee or his successor, to the address last furnished by such person to the Company. Each such notice and communication delivered personally shall be deemed to have been given when delivered. Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received. A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 19.

          IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the date first written above.


                                   CENTERPOINT PROPERTIES TRUST


                                By:
                                     -------------------------------------------
                                     Rockford O. Kottka

                           Its:      Executive Vice President and Treasurer
                                     -------------------------------------------


                                   GRANTEE


                                   ---------------------------------------------
                                   Printed Name: Nicholas C. Babson

                          CENTERPOINT PROPERTIES TRUST

                             STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of May 16, 2003 between CenterPoint Properties Trust, a Maryland real estate investment trust (the "Company"), and Norman Bobins (the "Optionee").

          This Agreement is made pursuant to, and is governed by, the CENTERPOINT PROPERTIES TRUST 2003 OMNIBUS EMPLOYEE RETENTION AND INCENTIVE PLAN (THE "2003 PLAN"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the Plan. In this Agreement, "shares" means shares of the Company's Common Stock or other securities resulting from an adjustment under Article 8 of the Plan.

          The parties agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee an option (the "Option") to purchase 5,000 shares under the terms and conditions hereof.

     2. TERM. The Option becomes exercisable and terminates in accordance with the schedule set forth in Section 5 hereof; provided, however, that in the event employment of the Optionee with the Company or a Subsidiary terminates for any reason, the Option shall terminate in accordance with the provisions of Section 7.2 of the Plan.

     3. PRICE. The price of each share purchased by exercise of the Option is $60.55.

     4. PARTIAL EXERCISE. The Option, to the extent exercisable under Section 5 hereof, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains tot he entire number of shares then covered by the Option.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     5.   EXERCISE PERIOD.

          (a) Except as otherwise provided in the Plan or in this Agreement, the Option shall become exercisable as follows:

                       Time Period                                 Exercisable
--------------------------------------------------------------------------------
Prior to the first anniversary of the date of this Agreement     None
--------------------------------------------------------------------------------
After the first anniversary of the date of this Agreement        One-fifth
--------------------------------------------------------------------------------
After the second anniversary of the date of this Agreement       Two-fifths
--------------------------------------------------------------------------------
After the third anniversary of the date of this Agreement        Three-fifths
--------------------------------------------------------------------------------
After the fourth anniversary of the date of this Agreement       Four-fifths
--------------------------------------------------------------------------------
After the fifth anniversary of the date of this Agreement        All
--------------------------------------------------------------------------------

          (b) If it has not previously terminated pursuant to the terms of the Plan or this Agreement, the Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

     6. METHOD OF EXERCISE. The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

     7. ISO TREATMENT. It is intended that the Option shall qualify as an "incentive stock option" as described in Section 422 of the Internal Revenue Code of 1986, as amended.

     8. RIGHTS OF STOCKHOLDER. No person, estate, or other entity will have the rights of a stockholder with respect to shares subject to the Options until a certificate or certificates for these shares have been delivered to the person exercising the option.

     9. RIGHTS OF THE COMPANY. This Agreement does not affect the Company's right to take any corporate action, including other changes in its right to recapitalize, reorganize or consolidate, issue bonds, notes or stock, including preferred stock or options therefor, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

     10. CHANGES IN CAPITALIZATION. Upon the occurrence of an event described in Section 8.1(a) of the Plan, the Committee shall make the adjustments specified in Section 8.1(b) of the Plan.

     11. TAXES. The company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the company may defer making delivery until it is indemnified to its satisfaction for that tax.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     12. COMPLIANCE WITH LAWS. Options are exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the Common Stock is listed at any time. Options may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable. Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option. In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

     13. STOCK LEGENDS. Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

     14. ASSIGNABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution. G the Optionee's lifetime, the Option shall be exercisable only by the Optionee, except as otherwise provided herein. The Option shall be transferable, on the Optionee's death, to the Optionee's estate and shall be exercisable, during the Optionee's lifetime, by the Optionee's guardian or legal representative.

     15. NO RIGHT OF EMPLOYMENT. Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee's employment at any time.

     16. AMENDMENT OF OPTION. The Company may alter, amend, or terminate the Option only with the Optionee's consent, except for adjustments expressly provided by this Agreement.

     17. CHOICE OF LAW. The provisions of Section 9.6 of the Plan, concerning choice of law, shall govern this Agreement.

     18. MISCELLANEOUS. This Agreement is subject to and controlled by the Plan. Any inconsistency between this Agreement and said Plan shall be controlled by the Plan. This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them. Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     19. NOTICES. All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows: if to the Company, to the Company's principal office, and if to the Optionee or his successor, to the address last furnished by such person to the Company. Each such notice and communication delivered personally shall be deemed to have been given when delivered. Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received. A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 19.

          IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the date first written above.


                                   CENTERPOINT PROPERTIES TRUST


                                By:
                                     -------------------------------------------
                                     Rockford O. Kottka

                           Its:      Executive Vice President and Treasurer
                                     -------------------------------------------


                                   GRANTEE


                                   ---------------------------------------------
                                   Printed Name: Norman Bobins

                          CENTERPOINT PROPERTIES TRUST

                             STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of May 16, 2003 between CenterPoint Properties Trust, a Maryland real estate investment trust (the "Company"), and Martin Barber (the "Optionee").

          This Agreement is made pursuant to, and is governed by, the CENTERPOINT PROPERTIES TRUST 2003 OMNIBUS EMPLOYEE RETENTION AND INCENTIVE PLAN (THE "2003 PLAN"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the Plan. In this Agreement, "shares" means shares of the Company's Common Stock or other securities resulting from an adjustment under Article 8 of the Plan.

          The parties agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee an option (the "Option") to purchase 6,500 shares under the terms and conditions hereof.

     2. TERM. The Option becomes exercisable and terminates in accordance with the schedule set forth in Section 5 hereof; provided, however, that in the event employment of the Optionee with the Company or a Subsidiary terminates for any reason, the Option shall terminate in accordance with the provisions of Section 7.2 of the Plan.

     3. PRICE. The price of each share purchased by exercise of the Option is $60.55.

     4. PARTIAL EXERCISE. The Option, to the extent exercisable under Section 5 hereof, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains tot he entire number of shares then covered by the Option.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     5.   EXERCISE PERIOD.

          (a) Except as otherwise provided in the Plan or in this Agreement, the Option shall become exercisable as follows:

                       Time Period                                 Exercisable
--------------------------------------------------------------------------------
Prior to the first anniversary of the date of this Agreement     None
--------------------------------------------------------------------------------
After the first anniversary of the date of this Agreement        One-fifth
--------------------------------------------------------------------------------
After the second anniversary of the date of this Agreement       Two-fifths
--------------------------------------------------------------------------------
After the third anniversary of the date of this Agreement        Three-fifths
--------------------------------------------------------------------------------
After the fourth anniversary of the date of this Agreement       Four-fifths
--------------------------------------------------------------------------------
After the fifth anniversary of the date of this Agreement        All
--------------------------------------------------------------------------------

          (b) If it has not previously terminated pursuant to the terms of the Plan or this Agreement, the Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

     6. METHOD OF EXERCISE. The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

     7. ISO TREATMENT. It is intended that the Option shall qualify as an "incentive stock option" as described in Section 422 of the Internal Revenue Code of 1986, as amended.

     8. RIGHTS OF STOCKHOLDER. No person, estate, or other entity will have the rights of a stockholder with respect to shares subject to the Options until a certificate or certificates for these shares have been delivered to the person exercising the option.

     9. RIGHTS OF THE COMPANY. This Agreement does not affect the Company's right to take any corporate action, including other changes in its right to recapitalize, reorganize or consolidate, issue bonds, notes or stock, including preferred stock or options therefor, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

     10. CHANGES IN CAPITALIZATION. Upon the occurrence of an event described in Section 8.1(a) of the Plan, the Committee shall make the adjustments specified in Section 8.1(b) of the Plan.

     11. TAXES. The company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the company may defer making delivery until it is indemnified to its satisfaction for that tax.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     12. COMPLIANCE WITH LAWS. Options are exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the Common Stock is listed at any time. Options may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable. Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option. In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

     13. STOCK LEGENDS. Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

     14. ASSIGNABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution. G the Optionee's lifetime, the Option shall be exercisable only by the Optionee, except as otherwise provided herein. The Option shall be transferable, on the Optionee's death, to the Optionee's estate and shall be exercisable, during the Optionee's lifetime, by the Optionee's guardian or legal representative.

     15. NO RIGHT OF EMPLOYMENT. Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee's employment at any time.

     16. AMENDMENT OF OPTION. The Company may alter, amend, or terminate the Option only with the Optionee's consent, except for adjustments expressly provided by this Agreement.

     17. CHOICE OF LAW. The provisions of Section 9.6 of the Plan, concerning choice of law, shall govern this Agreement.

     18. MISCELLANEOUS. This Agreement is subject to and controlled by the Plan. Any inconsistency between this Agreement and said Plan shall be controlled by the Plan. This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them. Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     19. NOTICES. All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows: if to the Company, to the Company's principal office, and if to the Optionee or his successor, to the address last furnished by such person to the Company. Each such notice and communication delivered personally shall be deemed to have been given when delivered. Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received. A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 19.

          IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the date first written above.


                                   CENTERPOINT PROPERTIES TRUST


                                By:
                                     -------------------------------------------
                                     Rockford O. Kottka

                           Its:      Executive Vice President and Treasurer
                                     -------------------------------------------


                                   GRANTEE


                                   ---------------------------------------------
                                   Printed Name: Martin Barber

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

                          CENTERPOINT PROPERTIES TRUST

                             STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of May 16, 2003 between CenterPoint Properties Trust, a Maryland real estate investment trust (the "Company"), and Alan Feld (the "Optionee").

          This Agreement is made pursuant to, and is governed by, the CENTERPOINT PROPERTIES TRUST 2003 OMNIBUS EMPLOYEE RETENTION AND INCENTIVE PLAN (THE "2003 PLAN"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the Plan. In this Agreement, "shares" means shares of the Company's Common Stock or other securities resulting from an adjustment under Article 8 of the Plan.

          The parties agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee an option (the "Option") to purchase 5,000 shares under the terms and conditions hereof.

     2. TERM. The Option becomes exercisable and terminates in accordance with the schedule set forth in Section 5 hereof; provided, however, that in the event employment of the Optionee with the Company or a Subsidiary terminates for any reason, the Option shall terminate in accordance with the provisions of Section 7.2 of the Plan.

     3. PRICE. The price of each share purchased by exercise of the Option is $60.55.

     4. PARTIAL EXERCISE. The Option, to the extent exercisable under Section 5 hereof, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains tot he entire number of shares then covered by the Option.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     5.   EXERCISE PERIOD.

          (a) Except as otherwise provided in the Plan or in this Agreement, the Option shall become exercisable as follows:

                       Time Period                                 Exercisable
--------------------------------------------------------------------------------
Prior to the first anniversary of the date of this Agreement     None
--------------------------------------------------------------------------------
After the first anniversary of the date of this Agreement        One-fifth
--------------------------------------------------------------------------------
After the second anniversary of the date of this Agreement       Two-fifths
--------------------------------------------------------------------------------
After the third anniversary of the date of this Agreement        Three-fifths
--------------------------------------------------------------------------------
After the fourth anniversary of the date of this Agreement       Four-fifths
--------------------------------------------------------------------------------
After the fifth anniversary of the date of this Agreement        All
--------------------------------------------------------------------------------

          (b) If it has not previously terminated pursuant to the terms of the Plan or this Agreement, the Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

     6. METHOD OF EXERCISE. The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

     7. ISO TREATMENT. It is intended that the Option shall qualify as an "incentive stock option" as described in Section 422 of the Internal Revenue Code of 1986, as amended.

     8. RIGHTS OF STOCKHOLDER. No person, estate, or other entity will have the rights of a stockholder with respect to shares subject to the Options until a certificate or certificates for these shares have been delivered to the person exercising the option.

     9. RIGHTS OF THE COMPANY. This Agreement does not affect the Company's right to take any corporate action, including other changes in its right to recapitalize, reorganize or consolidate, issue bonds, notes or stock, including preferred stock or options therefor, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

     10. CHANGES IN CAPITALIZATION. Upon the occurrence of an event described in Section 8.1(a) of the Plan, the Committee shall make the adjustments specified in Section 8.1(b) of the Plan.

     11. TAXES. The company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the company may defer making delivery until it is indemnified to its satisfaction for that tax.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     12. COMPLIANCE WITH LAWS. Options are exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the Common Stock is listed at any time. Options may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable. Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option. In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

     13. STOCK LEGENDS. Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

     14. ASSIGNABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution. G the Optionee's lifetime, the Option shall be exercisable only by the Optionee, except as otherwise provided herein. The Option shall be transferable, on the Optionee's death, to the Optionee's estate and shall be exercisable, during the Optionee's lifetime, by the Optionee's guardian or legal representative.

     15. NO RIGHT OF EMPLOYMENT. Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee's employment at any time.

     16. AMENDMENT OF OPTION. The Company may alter, amend, or terminate the Option only with the Optionee's consent, except for adjustments expressly provided by this Agreement.

     17. CHOICE OF LAW. The provisions of Section 9.6 of the Plan, concerning choice of law, shall govern this Agreement.

     18. MISCELLANEOUS. This Agreement is subject to and controlled by the Plan. Any inconsistency between this Agreement and said Plan shall be controlled by the Plan. This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them. Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     19. NOTICES. All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows: if to the Company, to the Company's principal office, and if to the Optionee or his successor, to the address last furnished by such person to the Company. Each such notice and communication delivered personally shall be deemed to have been given when delivered. Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received. A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 19.

          IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the date first written above.


                                   CENTERPOINT PROPERTIES TRUST


                                By:
                                     -------------------------------------------
                                     Rockford O. Kottka

                           Its:      Executive Vice President and Treasurer
                                     -------------------------------------------


                                   GRANTEE


                                   ---------------------------------------------
                                   Printed Name: Alan Feld

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

                          CENTERPOINT PROPERTIES TRUST

                             STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of May 16, 2003 between CenterPoint Properties Trust, a Maryland real estate investment trust (the "Company"), and Thomas E. Robinson (the "Optionee").

          This Agreement is made pursuant to, and is governed by, the CENTERPOINT PROPERTIES TRUST 2003 OMNIBUS EMPLOYEE RETENTION AND INCENTIVE PLAN (THE "2003 PLAN"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the Plan. In this Agreement, "shares" means shares of the Company's Common Stock or other securities resulting from an adjustment under Article 8 of the Plan.

          The parties agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee an option (the "Option") to purchase 5,000 shares under the terms and conditions hereof.

     2. TERM. The Option becomes exercisable and terminates in accordance with the schedule set forth in Section 5 hereof; provided, however, that in the event employment of the Optionee with the Company or a Subsidiary terminates for any reason, the Option shall terminate in accordance with the provisions of Section 7.2 of the Plan.

     3. PRICE. The price of each share purchased by exercise of the Option is $60.55.

     4. PARTIAL EXERCISE. The Option, to the extent exercisable under Section 5 hereof, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains tot he entire number of shares then covered by the Option.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     5.   EXERCISE PERIOD.

          (a) Except as otherwise provided in the Plan or in this Agreement, the Option shall become exercisable as follows:

                       Time Period                                 Exercisable
--------------------------------------------------------------------------------
Prior to the first anniversary of the date of this Agreement     None
--------------------------------------------------------------------------------
After the first anniversary of the date of this Agreement        One-fifth
--------------------------------------------------------------------------------
After the second anniversary of the date of this Agreement       Two-fifths
--------------------------------------------------------------------------------
After the third anniversary of the date of this Agreement        Three-fifths
--------------------------------------------------------------------------------
After the fourth anniversary of the date of this Agreement       Four-fifths
--------------------------------------------------------------------------------
After the fifth anniversary of the date of this Agreement        All
--------------------------------------------------------------------------------

          (b) If it has not previously terminated pursuant to the terms of the Plan or this Agreement, the Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

     6. METHOD OF EXERCISE. The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

     7. ISO TREATMENT. It is intended that the Option shall qualify as an "incentive stock option" as described in Section 422 of the Internal Revenue Code of 1986, as amended.

     8. RIGHTS OF STOCKHOLDER. No person, estate, or other entity will have the rights of a stockholder with respect to shares subject to the Options until a certificate or certificates for these shares have been delivered to the person exercising the option.

     9. RIGHTS OF THE COMPANY. This Agreement does not affect the Company's right to take any corporate action, including other changes in its right to recapitalize, reorganize or consolidate, issue bonds, notes or stock, including preferred stock or options therefor, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

     10. CHANGES IN CAPITALIZATION. Upon the occurrence of an event described in Section 8.1(a) of the Plan, the Committee shall make the adjustments specified in Section 8.1(b) of the Plan.

     11. TAXES. The company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the company may defer making delivery until it is indemnified to its satisfaction for that tax.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     12. COMPLIANCE WITH LAWS. Options are exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the Common Stock is listed at any time. Options may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable. Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option. In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

     13. STOCK LEGENDS. Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

     14. ASSIGNABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution. G the Optionee's lifetime, the Option shall be exercisable only by the Optionee, except as otherwise provided herein. The Option shall be transferable, on the Optionee's death, to the Optionee's estate and shall be exercisable, during the Optionee's lifetime, by the Optionee's guardian or legal representative.

     15. NO RIGHT OF EMPLOYMENT. Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee's employment at any time.

     16. AMENDMENT OF OPTION. The Company may alter, amend, or terminate the Option only with the Optionee's consent, except for adjustments expressly provided by this Agreement.

     17. CHOICE OF LAW. The provisions of Section 9.6 of the Plan, concerning choice of law, shall govern this Agreement.

     18. MISCELLANEOUS. This Agreement is subject to and controlled by the Plan. Any inconsistency between this Agreement and said Plan shall be controlled by the Plan. This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them. Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     19. NOTICES. All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows: if to the Company, to the Company's principal office, and if to the Optionee or his successor, to the address last furnished by such person to the Company. Each such notice and communication delivered personally shall be deemed to have been given when delivered. Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received. A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 19.

          IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the date first written above.


                                   CENTERPOINT PROPERTIES TRUST


                                By:
                                     -------------------------------------------
                                     Rockford O. Kottka

                           Its:      Executive Vice President and Treasurer
                                     -------------------------------------------


                                   GRANTEE


                                   ---------------------------------------------
                                   Printed Name: Thomas E. Robinson

                          CENTERPOINT PROPERTIES TRUST

                             STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of May 16, 2003 between CenterPoint Properties Trust, a Maryland real estate investment trust (the "Company"), and John C. Staley (the "Optionee").

          This Agreement is made pursuant to, and is governed by, the CENTERPOINT PROPERTIES TRUST 2003 OMNIBUS EMPLOYEE RETENTION AND INCENTIVE PLAN (THE "2003 PLAN"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the Plan. In this Agreement, "shares" means shares of the Company's Common Stock or other securities resulting from an adjustment under Article 8 of the Plan.

          The parties agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee an option (the "Option") to purchase 5,000 shares under the terms and conditions hereof.

     2. TERM. The Option becomes exercisable and terminates in accordance with the schedule set forth in Section 5 hereof; provided, however, that in the event employment of the Optionee with the Company or a Subsidiary terminates for any reason, the Option shall terminate in accordance with the provisions of Section 7.2 of the Plan.

     3. PRICE. The price of each share purchased by exercise of the Option is $60.55.

     4. PARTIAL EXERCISE. The Option, to the extent exercisable under Section 5 hereof, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains tot he entire number of shares then covered by the Option.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     5.   EXERCISE PERIOD.

          (a) Except as otherwise provided in the Plan or in this Agreement, the Option shall become exercisable as follows:

                       Time Period                                 Exercisable
--------------------------------------------------------------------------------
Prior to the first anniversary of the date of this Agreement     None
--------------------------------------------------------------------------------
After the first anniversary of the date of this Agreement        One-fifth
--------------------------------------------------------------------------------
After the second anniversary of the date of this Agreement       Two-fifths
--------------------------------------------------------------------------------
After the third anniversary of the date of this Agreement        Three-fifths
--------------------------------------------------------------------------------
After the fourth anniversary of the date of this Agreement       Four-fifths
--------------------------------------------------------------------------------
After the fifth anniversary of the date of this Agreement        All
--------------------------------------------------------------------------------

          (b) If it has not previously terminated pursuant to the terms of the Plan or this Agreement, the Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

     6. METHOD OF EXERCISE. The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

     7. ISO TREATMENT. It is intended that the Option shall qualify as an "incentive stock option" as described in Section 422 of the Internal Revenue Code of 1986, as amended.

     8. RIGHTS OF STOCKHOLDER. No person, estate, or other entity will have the rights of a stockholder with respect to shares subject to the Options until a certificate or certificates for these shares have been delivered to the person exercising the option.

     9. RIGHTS OF THE COMPANY. This Agreement does not affect the Company's right to take any corporate action, including other changes in its right to recapitalize, reorganize or consolidate, issue bonds, notes or stock, including preferred stock or options therefor, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

     10. CHANGES IN CAPITALIZATION. Upon the occurrence of an event described in Section 8.1(a) of the Plan, the Committee shall make the adjustments specified in Section 8.1(b) of the Plan.

     11. TAXES. The company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the company may defer making delivery until it is indemnified to its satisfaction for that tax.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     12. COMPLIANCE WITH LAWS. Options are exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the Common Stock is listed at any time. Options may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable. Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option. In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

     13. STOCK LEGENDS. Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

     14. ASSIGNABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution. G the Optionee's lifetime, the Option shall be exercisable only by the Optionee, except as otherwise provided herein. The Option shall be transferable, on the Optionee's death, to the Optionee's estate and shall be exercisable, during the Optionee's lifetime, by the Optionee's guardian or legal representative.

     15. NO RIGHT OF EMPLOYMENT. Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee's employment at any time.

     16. AMENDMENT OF OPTION. The Company may alter, amend, or terminate the Option only with the Optionee's consent, except for adjustments expressly provided by this Agreement.

     17. CHOICE OF LAW. The provisions of Section 9.6 of the Plan, concerning choice of law, shall govern this Agreement.

     18. MISCELLANEOUS. This Agreement is subject to and controlled by the Plan. Any inconsistency between this Agreement and said Plan shall be controlled by the Plan. This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them. Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     19. NOTICES. All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows: if to the Company, to the Company's principal office, and if to the Optionee or his successor, to the address last furnished by such person to the Company. Each such notice and communication delivered personally shall be deemed to have been given when delivered. Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received. A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 19.

          IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the date first written above.


                                   CENTERPOINT PROPERTIES TRUST


                                By:
                                     -------------------------------------------
                                     Rockford O. Kottka

                           Its:      Executive Vice President and Treasurer
                                     -------------------------------------------


                                   GRANTEE


                                   ---------------------------------------------
                                   Printed Name: John C. Staley

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

                          CENTERPOINT PROPERTIES TRUST

                             STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of May 16, 2003 between CenterPoint Properties Trust, a Maryland real estate investment trust (the "Company"), and Robert Stovall (the "Optionee").

          This Agreement is made pursuant to, and is governed by, the CENTERPOINT PROPERTIES TRUST 2003 OMNIBUS EMPLOYEE RETENTION AND INCENTIVE PLAN (THE "2003 PLAN"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the Plan. In this Agreement, "shares" means shares of the Company's Common Stock or other securities resulting from an adjustment under Article 8 of the Plan.

          The parties agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee an option (the "Option") to purchase 6,500 shares under the terms and conditions hereof.

     2. TERM. The Option becomes exercisable and terminates in accordance with the schedule set forth in Section 5 hereof; provided, however, that in the event employment of the Optionee with the Company or a Subsidiary terminates for any reason, the Option shall terminate in accordance with the provisions of Section 7.2 of the Plan.

     3. PRICE. The price of each share purchased by exercise of the Option is $60.55.

     4. PARTIAL EXERCISE. The Option, to the extent exercisable under Section 5 hereof, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains tot he entire number of shares then covered by the Option.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     5.   EXERCISE PERIOD.

          (a) Except as otherwise provided in the Plan or in this Agreement, the Option shall become exercisable as follows:

                       Time Period                                 Exercisable
--------------------------------------------------------------------------------
Prior to the first anniversary of the date of this Agreement     None
--------------------------------------------------------------------------------
After the first anniversary of the date of this Agreement        One-fifth
--------------------------------------------------------------------------------
After the second anniversary of the date of this Agreement       Two-fifths
--------------------------------------------------------------------------------
After the third anniversary of the date of this Agreement        Three-fifths
--------------------------------------------------------------------------------
After the fourth anniversary of the date of this Agreement       Four-fifths
--------------------------------------------------------------------------------
After the fifth anniversary of the date of this Agreement        All
--------------------------------------------------------------------------------

          (b) If it has not previously terminated pursuant to the terms of the Plan or this Agreement, the Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

     6. METHOD OF EXERCISE. The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

     7. ISO TREATMENT. It is intended that the Option shall qualify as an "incentive stock option" as described in Section 422 of the Internal Revenue Code of 1986, as amended.

     8. RIGHTS OF STOCKHOLDER. No person, estate, or other entity will have the rights of a stockholder with respect to shares subject to the Options until a certificate or certificates for these shares have been delivered to the person exercising the option.

     9. RIGHTS OF THE COMPANY. This Agreement does not affect the Company's right to take any corporate action, including other changes in its right to recapitalize, reorganize or consolidate, issue bonds, notes or stock, including preferred stock or options therefor, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

     10. CHANGES IN CAPITALIZATION. Upon the occurrence of an event described in Section 8.1(a) of the Plan, the Committee shall make the adjustments specified in Section 8.1(b) of the Plan.

     11. TAXES. The company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the company may defer making delivery until it is indemnified to its satisfaction for that tax.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     12. COMPLIANCE WITH LAWS. Options are exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the Common Stock is listed at any time. Options may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable. Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option. In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

     13. STOCK LEGENDS. Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

     14. ASSIGNABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution. G the Optionee's lifetime, the Option shall be exercisable only by the Optionee, except as otherwise provided herein. The Option shall be transferable, on the Optionee's death, to the Optionee's estate and shall be exercisable, during the Optionee's lifetime, by the Optionee's guardian or legal representative.

     15. NO RIGHT OF EMPLOYMENT. Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee's employment at any time.

     16. AMENDMENT OF OPTION. The Company may alter, amend, or terminate the Option only with the Optionee's consent, except for adjustments expressly provided by this Agreement.

     17. CHOICE OF LAW. The provisions of Section 9.6 of the Plan, concerning choice of law, shall govern this Agreement.

     18. MISCELLANEOUS. This Agreement is subject to and controlled by the Plan. Any inconsistency between this Agreement and said Plan shall be controlled by the Plan. This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them. Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

CenterPoint Properties Trust                                        May 16, 2003
2003 Board of Trustees Option Agreement

     19. NOTICES. All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows: if to the Company, to the Company's principal office, and if to the Optionee or his successor, to the address last furnished by such person to the Company. Each such notice and communication delivered personally shall be deemed to have been given when delivered. Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received. A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 19.

          IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the date first written above.


                                   CENTERPOINT PROPERTIES TRUST


                                By:
                                     -------------------------------------------
                                     Rockford O. Kottka

                           Its:      Executive Vice President and Treasurer
                                     -------------------------------------------


                                   GRANTEE


                                   ---------------------------------------------
                                   Printed Name: Robert Stovall